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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          REGISTRY MAGIC INCORPORATED
             (Exact name of registrant as specified in its charter)


            Florida                                                        65-0623427
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(State of incorporation or organization)                              (I.R.S. employer
                                                                      identification no.)

 One South Ocean Boulevard, Suite  206, Boca Raton, Florida            33432
------------------------------------------------------------    ----------------------------
(Address of principal executive offices)                             (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
     -------------------                    --------------------------------


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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $.001
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                                (Title of Class)


------------------------------------------------------------------------------
                                (Title of Class)


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                                (Title of Class)

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ITEM 1.     Description of Registrant's Securities to be Registered.

            The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form SB-2 (File No. 333-47715) as filed with the Commission on March 11, 1998, and all amendments thereto.

ITEM 2.     Exhibits.

            1. Articles of Incorporation, as amended, of the Registrant. [3.1]*

            2. By-Laws of the Registrant. [3.2]*

            3. Form of Common Stock Certificate, par value $.001. [4.1]**












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     *      Filed as an exhibit to the Registrant's Registration Statement on
            Form SB-2 (File No. 333-47715) as filed with the Securities and Exchange Commission on March 11, 1998.

    ** Filed as an exhibit to the Registrant's Amendment #1 to the Registration Statement on Form SB-2 (File No. 333-47715) as filed with the Securities and Exchange Commission on April 20, 1998.

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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          REGISTRY MAGIC INCORPORATED.
                                          (Registrant)


Date:    May 18, 1998                     By:  /s/ Walt Nawrocki
                                          ------------------------------------
                                          Walt Nawrocki, President